                                                                 EXHIBIT (99)(b)

                        JORF LASFAR ENERGY COMPANY S.C.A
                                      JLEC

                        CENTRALE THERMIQUE DE JORF LASFAR
                               B P 99 SIDI BOUZID
                                    EL JADIDA
                                     MOROCCO
                              Tel : 212 23 34 53 71
                              Fax : 212 23 34 54 05

                                     US GAAP

                              FINANCIAL STATEMENTS

                                      AS OF

                        DECEMBER 31, 2005, 2004 AND 2003

                                     AUDITED

    R.C. n degree 86655 - Patente n degree 35511273 - Identification Fiscale
                           (I.S TVA) n degree 1021595

JORF LASFAR ENERGY COMPANY

                          INDEX TO FINANCIAL STATEMENTS

                                                                           Page(s)
                                                                           -------
Balance Sheet

          As of December 31, 2005, 2004, and 2003 ........................    2

Statement of Income

          For years ending December 31, 2005, 2004, and 2003 .............    3

Statement of Stockholders' Equity

          For years ending December 31, 2005, 2004, and 2003 .............    4

Statement of Cash Flows

          For years ending December 31, 2005, 2004, and 2003 .............    5

Notes to US GAAP Financial Statements ....................................    6-26

      JORF  LASFAR  ENERGY  COMPANY

BALANCE  SHEET

                                                              Note      December 31, 2005     December 31, 2004    December 31, 2003
                                                              ----      -----------------     -----------------    -----------------
                                                                       (000) U.S. Dollars    (000) U.S. Dollars   (000) U.S. Dollars
ASSETS

  Current Assets
      Cash .............................................     3.1                62,763               69,800               65,611
      Inventories ......................................   2.c & 4              51,943               59,318               38,548
      Account Receivable ...............................      5                114,217              123,867               85,486
      Prepayments ......................................   6 & 2.h               7,936                3,389                4,209
      Recoverable VAT ..................................      8                      0                1,540                    0
      Net investment from $ DFL model ..................  2.b & 17.3            11,645                9,644               38,461
      Net investment from Euro DFL model ...............  2.b & 17.3            15,132               28,264               40,942
                                                                             ---------            ---------            ---------
           Total current assets ........................                       263,635              295,823              273,256

  Long Term Assets, net
      Restricted Cash ..................................     3.2                   231               22,591               83,049
      Fixed Assets .....................................      7                 14,881               12,159                9,603
      Net investment from $ DFL model ..................  2.b & 17.3           645,078              656,723              638,004
      Net investment from Euro DFL model ...............  2.b & 17.3           363,316              437,791              411,100
      $ Capacity Charges less than $ DFL model .........    13.1                    76                    0                  713
      Euro Capacity Charges less than Euro DFL model ...    13.2                   425                    0                    0
      Deferred Tax Asset ...............................     2.f                     0                1,556                    0
      Other Long Term Assets ...........................      9                 13,389               16,339               19,058
                                                                             ---------            ---------            ---------
           Total Long Term Assets ......................                     1,037,396            1,147,158            1,161,527

                                                                             ---------            ---------            ---------

           Total assets ................................                     1,301,031            1,442,980            1,434,783


LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities
      Accounts payable to third parties ................  10 & 2.h              54,319               73,332               47,721
      Accounts payable to related parties ..............  11 & 2.h             104,428               96,410              176,823
      VAT  Liability ...................................      8                  7,131                    0                3,972
      Taxes payable ....................................  12 & 2.h                 499                  565                3,598
      Current part of Long-term loans in US Dollars ....     15                 25,749               25,749               25,749
      Current part of Long-term loans in Euro ..........     15                 41,531               48,043               44,491
      Other current liabilities ........................     14                  7,327                9,363                7,739
                                                                             ---------            ---------            ---------
           Total current liabilities ...................                       240,984              253,461              310,093

  Non-Current Liabilities
      Long-term loans in US Dollars ....................     15                160,928              186,677              212,426
      Long-term loans in Euro ..........................     15                259,569              348,314              367,052
      $ Capacity Charges greater than $ DFL model ......    13.1                     0                   44                    0
      Euro Capacity Charges greater than Euro DFL model     13.2                     0                   73                  422
      Deferred Tax Liability ...........................     2.f                 3,346                    0                    0
      Derivative Instrument Liability ..................     20                 15,107               23,446               22,050
      Postemployment Benefits ..........................     19                  2,020               13,782                9,878
                                                                             ---------            ---------            ---------
           Total non-current liabilities ...............                       440,970              572,336              611,828

  Commitment and Contingencies                               22

  Stockholders' Equity
      Common Stock .....................................    16.1                    58                   58                   58
      Convertible Stockholders' Securities .............    16.2               201,425              201,425              201,425
      Preferred Stock ..................................    16.3               185,930              185,930              185,930
      Retained Earnings ................................    16.4               246,771              253,216              147,499
      Other Comprehensive Income or (Loss) .............     20                (15,107)             (23,446)             (22,050)
                                                                             ---------            ---------            ---------
           Total stockholders' equity ..................                       619,077              617,183              512,862

                                                                             ---------            ---------            ---------
           Total liabilities and stockholders' equity ..                     1,301,031            1,442,980            1,434,783

The accompanying Notes 1 to 23 are an integral part of these financial statements.

      JORF  LASFAR  ENERGY  COMPANY

STATEMENT  OF  INCOME


                                                         January 1, 2005     January 1, 2004       January 1, 2003
                                                                to                  to                    to
                                            Note       December 31, 2005    December 31, 2004    December 31, 2003
                                            ----       -----------------    -----------------    -----------------
                                                       (000) U.S. Dollars   (000) U.S. Dollars   (000) U.S. Dollars
REVENUE

   Lease Revenue from $ DFL model ......  2.b & 17.2            89,258               80,476               81,793
   Lease Revenue from Euro DFL model ...  2.b & 17.2            92,865              104,078              104,635
   Energy Payments .....................     2.h               267,215              216,992              125,985
   O&M Revenue .........................     2.h                53,212               52,406               48,062
   Supplemental Capacity Charges .......                         3,597                4,173                3,949
   License Tax Reimbursement ...........                         3,038                2,864                4,102
   Other ...............................                           169                  844                  352
                                                               -------              -------              -------
        TOTAL REVENUE                                          509,354              461,833              368,878


OPERATING EXPENSES

   Coal Cost ...........................     2.h               276,294              224,797              132,153
   Fuel Oil Cost .......................                         1,476                1,085                1,280
   O&M Costs ...........................                        38,893               32,876               33,554
   Operator's Incentive ................                         2,906                4,281                2,784
   Generator Costs .....................     2.h                 9,298               11,457                9,776
   License Tax Costs ...................                         3,038                2,864                4,102
   Amortization of Major Maintenance ...     9.1                 2,529                2,564                1,935
   Depreciation of Other Assets ........                         3,316                2,966                2,093
   Non-Current Pension Expense .........                         2,864                2,989                2,902
                                                               -------              -------              -------
        TOTAL OPERATING EXPENSES                               340,614              285,879              190,580

OPERATING INCOME                                               168,741              175,954              178,299

FINANCIAL ITEMS

   Financial Income ....................                         2,682                1,786                2,025
   Exchange Gain (+) or Loss (-)  ......     2.d                (4,615)               1,867               (8,605)
   Financial Expenses ..................      18               (40,161)             (46,893)             (49,425)
                                                               -------              -------              -------
        TOTAL FINANCIAL ITEMS                                  (42,094)             (43,239)             (56,005)

INCOME BEFORE TAXES                                            126,647              132,715              122,293

   Income Taxes
        Current ........................     2.e                10,029                9,077               15,448
        Deferred .......................     2.f                 5,057               (1,556)             (13,005)

                                                               -------              -------              -------

NET INCOME                               16.4 & 21             111,561              125,194              119,850

The accompanying Notes 1 to 23 are an integral part of these financial statements.

JORF  LASFAR  ENERGY  COMPANY

STATEMENT OF STOCKHOLDERS' EQUITY

                                                                             January 1, 2005   January 1, 2004  January 1, 2003
                                                                                    to                 to             to
                                                                               December 31,      December 31,     December 31,
                                                                       Note        2005               2004           2003
                                                                       ----        ----               ----           ----
COMMON STOCK
  At beginning and end of period in number of shares                   16.1         5,500              5,500         5,500
  At beginning and end of period in thousands of USD                   16.1            58                 58            58

                                                                                    (000) U.S. Dollars
CONVERTIBLE STOCKHOLDERS' SECURITIES
  At beginning of period                                                          201,425            201,425       201,425
  Conversion of  Convertible Stockholders' Securities to Preferred Stock                0                  0             0
  Conversion of Convertible Stockholders' Securities to Common Stock                    0                  0             0
                                                                                  -------            -------       -------
       At end of period                                                16.2       201,425            201,425       201,425

PREFERRED STOCK
  At beginning of period                                                          185,930            185,930       185,930
  Conversion of  Convertible Stockholders' Securities to Preferred Stock                0                  0             0
  Conversion of Preferred Stock to Common Stock                                         0                  0             0
                                                                                  -------            -------       -------
       At end of period                                                16.3       185,930            185,930       185,930

RETAINED EARNINGS (DEFICIT)
      At beginning of period                                                      253,216            147,499       113,031
      Net income                                                                  111,561            125,194       119,850
      Common stock dividend                                                       (97,608)                 0       (64,973)
      Preferred stock dividend                                                     (9,585)            (9,349)       (9,796)
      Convertible stockholders' securities                                        (10,813)           (10,128)      (10,613)
                                                                                  -------            -------       -------
        At end of period                                               16.4       246,770            253,216       147,499

OTHER COMPREHENSIVE INCOME (LOSS) (A)
  Derivative Instruments
    At beginning of period                                                        (23,446)           (22,050)      (21,410)
    Reclassification of gains (losses) included in net income                       6,680              7,675         6,871
    Unrealized gain (loss) on derivative instruments                                1,659             (9,072)       (7,511)
                                                                                  -------            -------       -------
      At end of period                                                  20        (15,107)           (23,446)      (22,050)
                                                                                  -------            -------       -------

                                                                                  619,077            617,183       512,862
                                                                                  =======            =======       =======

    (a)  Disclosure of Comprehensive Income (Loss)

      Net income                                                                  111,561            125,194       119,850
      Derivative instruments
        Reclassification of gains (losses) in net income                            6,680              7,675         6,871
        Unrealized gain (loss) on derivative instruments                            1,659             (9,072)       (7,511)
                                                                                  -------            -------       -------

      Total Comprehensive Income                                                  119,900            123,797       119,211
                                                                                  =======            =======       =======

The accompanying Notes 1 to 23 are an integral part of these financial statements.

      JORF  LASFAR  ENERGY  COMPANY

STATEMENT  OF  CASH  FLOWS

                                                                           January 1, 2005   January 1, 2004   January 1, 2003
                                                                                  to                to                to
                                                                          December 31, 2005 December 31, 2004 December 31, 2003
                                                                              (000) U.S.       (000) U.S.          (000) U.S.
                                                                     Note      Dollars          Dollars            Dollars
                                                                     ----      -------          -------            -------
CASH FLOWS FROM OPERATING ACTIVITIES
    Payments received from ONE ......................................         $ 593,249         $ 526,880         $ 426,250
    Interest received ...............................................             2,412             1,538             1,870
    Rebates paid to ONE .............................................           (40,023)          (58,108)           (5,376)
    Corporate Income Tax Payments ...................................           (14,258)          (12,795)          (12,826)
    Insurance Payments ..............................................            (5,339)           (2,927)           (5,699)
    Interest  Payments ..............................................           (41,423)          (46,626)          (49,136)
    Payments to Coal Suppliers ......................................          (280,730)         (210,454)         (111,262)
    Payments of Operating Costs .....................................           (62,375)          (58,302)          (53,971)
    Payments to Pension Plans .......................................           (13,826)             (601)             (496)
    Cash Effect of Value Added Tax ..................................             8,693           (12,393)            2,463
                                                                              ---------         ---------         ---------
         Net cash provided (+) or used (-) by operating activities... 21        146,380           126,211           191,816

CASH FLOWS USED FOR INVESTING ACTIVITIES
    Net decrease (increase) in restricted cash ......................            22,324            60,795           (25,942)
    Acquisition of fixed assets .....................................            (4,958)           (6,379)           (2,300)
    Payment of Major Maintenance costs ..............................                 0                 0            (6,261)
                                                                              ---------         ---------         ---------
         Net cash provided (+) or used (-) by investing activities...            17,366            54,416           (34,503)

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from loans .............................................                 0                 0                 0
    Proceeds of share capital payments ..............................                 0                 0                 0
    Repayment of loans ..............................................           (69,503)          (69,900)          (65,639)
    Payment of Convertible Securities interest ......................           (10,308)           (9,595)          (11,417)
    Payment of Preferred Stock dividends ............................            (9,515)           (8,857)          (10,539)
    Payment of Common Stock dividends ...............................           (76,093)          (89,703)          (54,877)
    Repayment of Stockholders loans .................................                 0                 0                 0
    Purchase of Preferred Stock shares ..............................                 0                 0                 0
    Purchase of Common Stock shares .................................                 0                 0                 0
                                                                              ---------         ---------         ---------
         Net cash provided (+) or used (-) by financing activities...          (165,419)         (178,055)         (142,472)


  Effect of exchange rate changes on cash ...........................            (5,364)            1,617             4,087


CASH AT BEGINNING OF PERIOD .........................................            69,800            65,611            46,683

NET INCREASE (DECREASE) IN CASH DURING PERIOD .......................            (7,037)            4,188            18,928
                                                                              ---------         ---------         ---------

CASH AT END OF PERIOD ...............................................   3.1   $  62,763         $  69,800         $  65,611
                                                                              =========         =========         =========

The accompanying Notes 1 to 23 are an integral part of these financial statements.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

1. GENERAL

A. BACKGROUND

The power station at Jorf Lasfar is located on the Atlantic coast of Morocco, adjacent to the Port of Jorf Lasfar, in the Province of El Jadida. This location is approximately 127 km south--west of Casablanca. Units 1 and 2 of the power station were constructed by GEC Alstom for the Moroccan Electricity Company, Office National de l'Electricite ("ONE"), and are now in commercial operation. Each of these existing Units is 330 MW, fired by coal. In October of 1994, the ONE issued a public tender for international companies to expand the power station at Jorf Lasfar. In February of 1995, the ONE selected the "Consortium" of ABB Energy Ventures and CMS Generation as the preferred bidder and exclusive partner for negotiation. In April of 1996, the Consortium and the ONE reached agreement in principle, and initialed the necessary Project Agreements.

B. ESTABLISHMENT

In order to officially conclude and implement these Project Agreements, the Consortium established the Jorf Lasfar Energy Company (the "Company" or "JLEC") on January 20, 1997. The Company was established as a limited partnership ("societe en commandite par actions") in accordance with the Laws of the Kingdom of Morocco, with Commercial Registration Number 86655, Fiscal Identification Number 1021595, and Patente Number 35511274. In accordance with its charter documents, the Company's objective and purpose is to construct, operate, manage and maintain the power station at Jorf Lasfar, including the development, financing, engineering, design, construction, commissioning, testing, operation and maintenance of two (2) new coal-fired Units, which are very similar in size and technology to the existing Units. In order to secure its fuel supply the Company also operates and maintains the coal-unloading pier in the Port of Jorf Lasfar. For these activities, the Company received a "right of possession" ("droit de jouissance") for the Site, the existing Units, the new Units and coal unloading pier. This "right of possession" will continue for the duration of the Project Agreements, which is anticipated to be 30 years, ending on September 13, 2027.

C. COMPANY LOAN, TRANSFER OF POSSESSION, PROJECT FINANCING AND INITIAL DISBURSEMENT

On September 12, 1997, all Project Agreements were signed, the Company Loan Agreement was executed and the first disbursement of the Company Loan was used to pay the TPA fee to ONE. As a consequence, JLEC received possession of the power station at Jorf Lasfar on September 13, 1997, and began to sell its available capacity and net generation to ONE. All remaining requirements for project financing were completed in November, and initial disbursement of the Project Loans occurred on November 25, 1997.

D. CONSTRUCTION, COMMERCIAL OPERATION, PURCHASE OF COMPANY LOAN AND REPAYMENT OF PROJECT LOANS

After a period of construction lasting 33 months and 41 months, Unit 3 and 4 began normal commercial operation on June 9, 2000, and February 2, 2001, respectively. Consequently, the JLEC stockholders purchased 100% of the Company Loan Notes on December 11, 2000, and JLEC began the repayment of all Project Loans on May 15, 2001. JLEC is scheduled to complete the repayment of all Project Loans on February 15, 2013.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The Company's financial statements are prepared using the historical cost convention. The accounting and reporting policies of the Company are in accordance with the generally accepted accounting principles of Morocco, which are called "Code General de Normalisation Comptable" or "CGNC". Financial statements are prepared in accordance with these CGNC standards, and expressed in Dirhams. In addition to and separately from Moroccan (CGNC) financial statements in Dirhams, the Company uses the U.S Dollar as functional currency, and has prepared these financial statements in accordance with generally accepted accounting principles of the United States.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

B. REVENUE RECOGNITION

On September 12, 1997, the Company and the Office National de L'Electricite executed a set of contracts related to the power station at Jorf Lasfar. In accordance with Statement of Financial Accounting Standard (SFAS) No. 13, these contracts are accounted for as a direct financing lease. Accordingly, JLEC (the "Lessor") will receive a stream of payments from ONE (the "Lessee") over the term of the lease. The term of the lease is determined in accordance with SFAS No. 13 Section (5)(f) which has been superseded by SFAS No. 98 Section 22(a). The following policies are used to calculate the minimum lease payments and the unearned income from the lease.

                  MINIMUM LEASE PAYMENTS are determined in accordance with SFAS No. 13 Section 5(j), and are based on the capacity payments that ONE will take to JLEC. These minimum lease payments do not include reimbursable or executory costs such as the reimbursement of coal costs. The sum of these capacity payments equals the gross investment under the lease.

                  This gross investment minus the net investment in the plants is defined to be the UNEARNED INTEREST INCOME. This unearned interest income will be accreted and recognized into earnings as LEASE REVENUE over the lease term using the effective interest method so as to produce a constant periodic rate of return on the net investment.

                  The NET INVESTMENT represents the cost of acquiring and constructing the leased assets. These ACQUISITION AND CONSTRUCTION COSTS include the following items which are capitalized and allocated to Units 1 and 2 and Units 3 and 4 based upon appropriate allocation methodologies:

                        TRANSFER OF POSSESSION AGREEMENT (TPA): The TPA payment is included in the cost basis of the leased assets.

                        DIRECT CONSTRUCTION COSTS: All direct costs related to construction are included in the cost basis of the leased assets.

                        CAPITALIZED COSTS: Interest and financing costs incurred during construction are capitalized and included in the cost of the constructed units.

                        PROJECT DEVELOPMENT COSTS AND FEES: These costs and fees are also capitalized and included in the cost basis of the leased assets.

                  FINANCING COSTS: Interest expense is recognized on the effective interest method over the life of the debt. Other financing costs such as commitment fees, guarantee fees, etc. are considered a component of the interest expense of the related debt or financing. As such, they are amortized into expense using the effective interest method over the life of the related debt or financing.

C. INVENTORIES

The Company accounts for inventories by consistently applying the FIFO method for spare part inventory valuation and average cost method for Coal and other inventory valuation. Inventories are periodically revalued to the lessor of market value or cost.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

D. FOREIGN CURRENCY TRANSACTIONS

The books and records of the Company for U.S. GAAP are maintained in U.S. Dollars, which is both the reporting and functional currency. Transactions in other currencies are translated to U.S. Dollars at the spot rate for current period expenses and at the settlement rate for non-period transactions. Monetary assets and monetary liabilities outstanding in other foreign currencies on balance sheet dates are translated into U.S. Dollars at rates prevailing on such balance sheet dates. Exchange gains and losses on those foreign currency operations are included in determining net income for the period in which exchange rates change.

E. CORPORATE TAX

Current Income tax is determined under Moroccan Income tax rules. In 1997, JLEC signed a "tax incentive" convention with the Moroccan tax authorities. The main principles of this convention are summarized below:

-     Income is subject to corporate tax rate of 35%

-     Income tax holiday period is ten years

- Income tax holiday period starts on the "commercial operation date" for each unit

- Income tax holiday is 100% during the first five-year period then at 50% of the income tax rate during the second five-year period

-     Income not related to the sale of electricity is subject to a tax rate of
      35%

The "commercial operation date" for Units 1 and 2, Unit 3 and Unit 4 were September 13, 1997, June 10, 2000 and February 3, 2001, respectively. On September 13, 2002, income related to Units 1 and 2 became taxable at 17.5%. On June 10, 2005, income related to Unit 3 became taxable at 17.5%. Unit 4 was still in the 100% tax holiday period during 2005.

F. DEFERRED INCOME TAX

As of December 31, 2005, the applicable tax rate on Units 1, 2 and 3 is 17.5%. JLEC determines and books the current income tax (US$ 10,028,853 for 2005) as required by the tax laws and regulations of Morocco. Temporary differences between US GAAP and the CGNC balance sheets may create the need to record deferred income taxes. In particular, the treatment of Net Investment and revenue recognition (as disclosed in note 2.b above) under US GAAP are different from the treatment of these items under the tax laws and regulations of Morocco. The main temporary differences result from the use of the Direct Financing Lease method under US GAAP which generated a Deferred Tax Liability of $ 5,999,932 and differences in the timing of the deductibility of pension liabilities which generated a Deferred Tax Asset of $ 2,498,693. The total of deferred tax liability is $ 3,501,239 ($0 as of December 31, 2004 and $0 as of December 31,
2003). The total of the deferred tax asset amounts to $ 0 ($1,555,763 as of December 31, 2004 and $0 as of December 31, 2003).

G. OFF BALANCE SHEET COMMITMENTS

The Company discloses all off-balance sheet commitments, if any, on balance sheet dates.

H. RECLASSIFICATIONS

Certain amounts for the prior period have been reclassified for comparative purposes. These reclassifications, however, did not change the Total Revenue or Total Operating Expenses of the prior period.

I. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual result could differ from these estimates and assumptions. In management's opinion, the information contained in this report reflects all adjustments of a normal recurring nature necessary to assure the fair presentation of financial position, results of operations and cash flows for the periods presented.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

3. CASH
3.1   Cash

The Company's cash as of December 31, 2005, includes the initial capital deposits of the Company's stockholders, as explained further in Note 16.1. Such cash is held in Moroccan Dirhams in accounts at CITIBANK MAGHREB, which is located at Zenith Millenium Immeuble 1, Lotissement Attaoufik, Sidi Maarouf, Casablanca Morocco. The remainder of the company's' cash is held by the Offshore Collateral Agent, Deutsche Bank Trust Company Americas in US$ and Euro, and by the Onshore Collateral Agent, BMCI - Banque Marocaine pour le Commerce et l'Industrie in Moroccan Dirhams and US$.

The cash balances includes the following categories :

                                                     12/31/05               12/31/04               12/31/03
                                                       US$                    US$                    US$
                                                    ----------             ----------             ----------
Off-shore Revenue in US$                            23,487,215             19,658,389             24,426,875
Off-shore Revenue in Euro                            5,263,923              6,471,506              6,590,224
                                                    ----------             ----------             ----------
Total Off-Shore Revenue                             28,751,138             26,129,895             31,017,099

On-shore O&M Account - Generator                     5,151,140             12,565,202              6,946,245
On-shore O&M Account - Operator                      1,042,679              2,468,763              4,279,000
Off-shore O&M Accounts                                   6,071                  4,742                  4,546
                                                    ----------             ----------             ----------
Total O&M Accounts                                   6,199,890             15,038,706             11,229,792

Fuel & Spare Part Accounts                          18,727,645             18,388,897             12,929,694

Off-shore  Debt Service Accrual Accounts in US$      3,526,813              3,641,836              3,734,278
Off-shore  Debt Service Accrual Accounts in Euro     5,497,741              6,489,135              6,637,737
                                                    ----------             ----------             ----------
Total  Debt Service Accrual Accounts                 9,024,554             10,130,971             10,372,015

Distribution Account in US$                                  0                 44,489                      0
Stockholder capital deposits                            59,469                 66,934                 62,863
                                                    ----------             ----------             ----------
              Total                                 62,762,696             69,799,893             65,611,462
                                                    ==========             ==========             ==========

3.2 Restricted Cash

In accordance with the Common Agreement and the Offshore Collateral Agency Agreement, the following Reserve Account cash and letters of credit ( as shown in Note 3.4) are held by Deutsche Bank Trust Company Americas as security for JLEC's lenders.

Major Maintenance Reserve Account in US$  3.4 a              0              1,410,601              2,500,000
Fixed O&M Reserve Account in US$          3.4 b              0                      0              4,800,000
Debt Service Reserve Account in US$       3.4 c              0                      0             11,200,000
Super Reserve Account in US$              3.4 d              0             20,913,300             45,600,000
                                                    ----------             ----------             ----------
        Off-shore Reserve Accounts in US$                    0             22,323,901             64,100,000

Fixed O&M Reserve Account in Euro                      230,810                267,002                243,656
Debt Service Reserve Account in Euro      3.4 e              0                      0             18,705,220
                                                    ----------             ----------             ----------
        Off-shore Reserve Accounts in Euro             230,810                267,002             18,948,876
                                                    ----------             ----------             ----------
Total Reserve Accounts                                 230,810             22,590,902             83,048,876
                                                    ==========             ==========             ==========

3.3 Total Cash

Cash                                      3.1       62,762,696             69,799,893             65,611,462
Restricted Cash in Reserve Accounts       3.2          230,810             22,590,902             83,048,876
                                                    ----------             ----------             ----------
                                                    62,993,506             92,390,795             148,660,339
                                                    ==========             ==========             ==========

3.4 Letters of Credit

Additional liquidity is available, if needed for debt service, from Sponsor (CMS and ABB) Letters of Credit in the following accounts :

                                                     12/31/05               12/31/04               12/31/02
                                                    ----------             ----------             ----------
a. Major Maintenance Reserve  Account     US$       10,000,000              6,100,000              2,500,000
b. Fixed O&M Reserve Account              US$        9,600,000              9,600,000              4,800,000
c. Debt Service Reserve Account           US$       20,400,000             21,400,000             11,300,000
d. Super Reserve Account                  US$       80,000,000             79,086,700             39,086,700
e. Debt Service Reserve Account           Euro      26,800,000             28,200,000             15,000,000

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

4. INVENTORIES

The inventories are detailed as follows for the year ending:

                                                     12/31/05               12/31/04               12/31/03
                                                       US$                    US$                    US$
                                                    ----------             ----------             ----------
Stock of Coal                             4.1       33,363,034             41,419,482             24,763,321
Stock of Fuel-oil                         4.2        1,331,092              1,355,124              1,638,256
Stock of Spare Parts                      4.3       16,655,779             15,386,680             10,940,862
Other Stocks (Chemicals, Oils,...)                     593,338              1,156,676              1,205,566
                                                    ----------             ----------             ----------
                                                    51,943,242             59,317,963             38,548,005
                                                    ==========             ==========             ==========

4.1 The stock of coal represents the value of 347,441 tones existing in the coal storage area plus 125,609 tones in transit to Jorf Lasfar, for a total inventory of 473,050 tones as of December 31, 2005 (614,328 tones total as of December 31, 2004, and 582,063 tones total as of December 31,
      2003).

4.2 The stock of fuel oil represents 6,496 m3 existing in the fuel tanks as of December 31, 2005 (7,654 m3 as of December 31, 2004, and 9,471 m3 as of December 31, 2003).

4.3 The stock of Spare Parts represents the value of spare parts as of December 31, 2005, that were purchased after the close-out of the Net Investment on December 31, 2000, and remain in JLEC's inventory as of December 31, 2005.

5. RECEIVABLES

The "Accounts Receivables" as of  December 31, 2005 are detailed as follows :

                                                     12/31/05               12/31/04               12/31/03
                                                       US$                    US$                    US$
                                                    -----------            -----------            ----------
Account Receivable - ONE                  5.1       113,978,487            123,770,898            85,214,510
Account Receivable - Others               5.2           238,706                 96,570               271,345
                                                    -----------            -----------            ----------
                                                    114,217,192            123,867,468            85,485,855
                                                    ===========            ===========            ==========

5.1 The account receivable from ONE consists of November 2005 and December 2005 invoices.

5.2 The other receivables include a) accrued interest earned by investment of JLEC's cash balances (US$ 60,167), and b) other receivable (US$ 178,538). In addition, JLEC has invoiced AMCI a total of $8,599,483 under Coal Supply Agreement 720, representing JLEC's excess cost of purchasing 186,244 tons of coal from a third party after AMCI failed to fulfill its obligation to deliver 187,682 tons of coal to JLEC. AMCI has failed to pay JLEC's invoices when due; and therefore, JLEC has called on AMCI's performance bond of $1,500,000 and is seeking the remainder of $7,099,483 from AMCI through litigation with uncertain outcome.

6. PREPAYMENTS

The "Prepayments" as of December 31, 2005 are detailed as follows :

                                                                     12/31/05               12/31/04               12/31/03
                                                                       US$                    US$                    US$
                                                                    ----------             ----------             ----------
Prepayments For Income Tax - Gross                                  16,067,338              6,754,801                      0
Income Tax Payable                                                 -10,028,853             -4,568,726                      0
                                                                    ----------             ----------             ----------
Prepayments for Income Tax - Net                                     6,038,486              2,186,076                      0
Prepaid Insurance                                                      513,781                524,479              3,599,349
Prepaid Expenses                                                       797,072                324,949                321,637
Other Prepayments                                                      586,278                353,506                287,640
                                                                    ----------             ----------             ----------
                                                                     7,935,616              3,389,010              4,208,626
                                                                    ==========             ==========             ==========

7. FIXED ASSETS

The "Fixed Assets" are detailed as follows for year ending :


                                                                     12/31/05               12/31/04               12/31/03
                                                                       US$                    US$                    US$
                                                                    ----------             ----------             ----------
Fixed Asset - Gross                                                 18,494,760             16,493,623             11,694,954
Depreciation                                                        -7,381,753             -4,753,714             -2,516,437
Construction in Progress                                             3,767,900                418,708                424,902
                                                                    ----------             ----------             ----------
                                                                    14,880,908             12,158,617              9,603,420
                                                                    ==========             ==========             ==========

8. V.A.T LIABILITY

The "V.A.T Liability" account represents the net amount of Value Added Tax as shown below :

                                                                     12/31/05               12/31/04               12/31/03
                                                                       US$                    US$                    US$
                                                                    ----------             ----------             ----------
Value Added Tax received from ONE to be declared                    12,336,557             13,463,427              5,179,969
Value Added Tax to be paid & declared                               -5,205,116             -15,003,302            -1,207,918
                                                                    ----------             ----------             ----------
                                                                     7,131,441             -1,539,875              3,972,052
                                                                    ==========             ==========             ==========

In 2005 and 2003 the Value Added Tax (VAT) were liablities while in 2004 the VAT was recoverable and was recorded as an asset.

9. OTHER LONG TERM ASSETS

The Other Long Term Assets are as follows :

                                                                     12/31/05               12/31/04              12/31/03
                                                                       US$                    US$                    US$
                                                                    ----------             ----------             ----------
    Long Term Receivables from employee home mortgage loans          4,187,029              3,946,932              3,372,930
    Long Term Ash Disposal Site                                              0                660,624              1,389,307
    Major Maintenance capitalized during prior years                17,828,927             17,828,927              7,299,779
    Major Maintenance capitalized during current year                        0                      0             10,529,148
    Less : Amortization of Major Maintenance during prior years     -6,097,963             -3,533,479             -1,598,577
9.1 Less : Amortization of Major Maintenance in current year        -2,529,355             -2,564,485             -1,934,902
                                                                    ----------             ----------             ----------
                                                                    13,388,638             16,338,520             19,057,686
                                                                    ==========             ==========             ==========

9.1 Capitalized major maintenance costs are amortized over the estimated useful life of the investment, which for the turbine overhauls is 7 years (84 months) .

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

10. ACCOUNTS PAYABLE TO THIRD PARTIES

The "Account Payable to Third Parties" includes the main suppliers of JLEC as of December 31, 2005 and are detailed as follows :

                                        12/31/05      12/31/04     12/31/03
                                          US$           US$          US$
                                       ----------   -----------   ----------
   ONE - Availability Rebate - Gross   12,260,084    15,950,384    7,583,477
    less provisional payments to ONE   -7,661,363   -15,696,844   -3,443,569
                                       ----------   -----------   ----------
   ONE - Availability Rebate - Net      4,598,721       253,540    4,139,908
   ONE - Fixed Reduction Rebate         8,376,603     8,687,506            0
                                       ----------   -----------   ----------
ONE - Total Rebates                    12,975,324     8,941,045    4,139,908

   Glencore                            12,453,129    22,932,140   20,030,571
   Anglo Coal                           8,738,244             0    6,320,391
   BULK Trading                         7,829,367    20,302,750    4,470,349
   Weglokoks                            4,595,313             0            0
   CARGILL                                      0    10,197,420            0
   BHP Billiton                                 0     2,550,241    2,800,790
                                       ----------   -----------   ----------
Total Coal Suppliers                   33,616,052    55,982,551   33,622,101

Alstom Power                              999,252       859,588    1,507,931
Other suppliers                         6,728,796     7,548,586    8,451,151
                                       ----------   -----------   ----------
                 Total                 54,319,424    73,331,771   47,721,091
                                       ==========   ===========   ==========

11. RELATED PARTY TRANSACTIONS

During the year 2005, JLEC has booked a number of related parties transactions as follows :

                       ABB Equity
                        Ventures     ABB Maroc   ABB Others    CMS MOPCO    CMS MOPCO   CMS Others      Total
Currencies                 US$           MAD         US$          MAD          MAD          US$          US$
                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
Acc. Payable 12/31/04      90,591      861,216       43,146    9,769,277   42,344,781        2,298
2005 :
Management Fees                                               33,415,077
Incentive Accrual                                                          32,424,389
Services                  293,620                              4,573,578                   102,366
Insurance Brokerage                                 410,000
Spare Part Purchases                 1,050,033       69,585            0
Total Payments 2005       276,985    1,493,952      518,586   33,122,084   42,344,890      102,366
Acc. Payable              107,226      417,297        4,145   14,635,848   32,424,279        2,297
Acc. Pay. in US$          107,226       44,981        4,145    1,577,632    3,495,088        2,297    5,231,369

ABB Equity Ventures, ABB Maroc and other ABB companies (such as ABB Switzerland Ltd, ABB Power Technology, S.A., ABB Secheron S.A. and ABB Komposit) are subsidiaries of ABB Ltd, which is the ultimate parent company of 3 JLEC shareholders: Tre Kronor Investment AB, AB Cythere 61 and AB Cythere 63. CMS Morocco Operating Company, Consumers Energy and CMS Generation are subsidiaries of CMS Energy, which is the ultimate parent company of 3 JLEC shareholders:
Jorf Lasfar Energiaktiebolag, Jorf Lasfar Power Energy AB and Jorf Lasfar Handelsbolag.

      Common Stock     Jorf Lasfar  Jorf Lasfar    Jorf Lasfar  Tre Kronor
     (see Note 16.1)   Energiaktie- Power Energy  Handelsbolag  Investment   AB Cythere   AB Cythere
                          bolag         AB                          AB           61           63          Total
Currencies                 MAD          MAD           MAD           MAD          MAD          MAD          MAD
                       -----------  -----------   ------------  -----------  -----------  -----------  -----------
Acc. Payable 12/31/04  167,509,911  154,109,119    13,400,793    16,221,663      884,802  388,428,350  740,554,638
Dividends Declared
Payable in 2005        220,000,000  202,400,000    17,600,000    17,600,000      960,000  421,440,000  880,000,000
Total Payments 2005    179,404,457  165,052,101    14,352,356    13,659,646      745,072  327,086,444  700,300,076
Acc. Payable           208,105,454  191,457,018    16,648,437    20,162,016    1,099,730  482,781,906  920,254,562
B/S FX Rate MAD/USD          9.277        9.277         9.277         9.277        9.277        9.277        9.277
Acc. Pay. in US$        22,432,167   20,637,593     1,794,573     2,173,310      118,542   52,040,175   99,196,361

   Preferred Stock & Convertible         Jorf Lasfar  Jorf Lasfar  Jorf Lasfar  Tre Kronor
             Securities                  Energiaktie- Power Energy Handelsbolag Investment  AB Cythere  AB Cythere
      (see Notes 16.2 & 16.3)               bolag         AB                       AB           61          63         Total
                                         -----------  -----------  ------------ ----------- ----------- ----------- -----------
Currencies                                   MAD          MAD          MAD          MAD         MAD         MAD         MAD
                                         -----------  -----------  ------------ ----------- ----------- ----------- -----------
Preferred Stock  Dividend payable                  0            0            0            0     186,827  82,086,257  82,273,084
Convertible Securities Interest payable   42,850,564   39,422,519    3,428,045    3,428,045           0           0  89,129,174
Total Payments 2005                       42,850,564   39,422,519    3,428,045    3,428,045     186,827  82,086,257 171,402,258
Acc. Payable                                       0            0            0            0           0           0           0
B/S FX Rate MAD/USD                            9.277        9.277        9.277        9.277       9.277       9.277       9.277
Acc. Pay. in US$                                   0            0            0            0           0           0           0
                                         -----------  -----------  -----------  ----------- ----------- ----------- -----------
Total Accounts Payable to Related Parties                                                                           104,427,730
                                                                                                                    -----------

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

11. RELATED PARTY TRANSACTIONS (CONTINUED)

During the year 2004, JLEC has booked a number of related parties transactions as follows :

                        ABB Equity
                         Ventures     ABB Maroc    ABB Others   CMS MOPCO    CMS MOPCO   CMS Others      Total
Currencies                  US$          MAD          US$          MAD          MAD          US$          US$
                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Acc. Payable 12/31/03        90,007            0       36,608    4,757,590   29,319,976       93,661
2004 :
Management Fees                                                 32,195,453
Incentive Accrual                                                            42,344,890
Services                    256,323                              5,066,894                     3,817
Insurance Brokerage                                   330,000
Spare Part Purchases                   1,460,976    1,077,929
Total Payments 2004         255,739      599,760    1,401,390   32,250,660   29,320,086       95,180
Acc. Payable                 90,591      861,216       43,146    9,769,277   42,344,781        2,298
Acc. Pay. in US$             90,591      104,486       43,146    1,185,247    5,137,433        2,298    6,563,201

         Common Stock                Jorf Lasfar   Jorf Lasfar  Jorf Lasfar Tre Kronor
       (see Note 16.1)               Energiaktie- Power Energy Handelsbolag Investment   AB Cythere    AB Cythere
                                        bolag          AB                       AB            61            63           Total
                                     -----------  -----------  -----------  -----------  -----------  -------------  -------------
Currencies                               MAD          MAD          MAD          MAD          MAD          MAD            MAD
                                     -----------  -----------  -----------  -----------  -----------  -------------  -------------
Acc. Payable 12/31/03                214,928,711  197,734,415   17,194,297   43,438,991    2,369,384  1,040,159,631  1,515,825,428
Dividends Declared Payable in 2004             0            0            0            0            0              0              0
Total Payments 2004                   47,418,800   43,625,296    3,793,504   27,217,328    1,484,582    651,731,281    775,270,790
Acc. Payable                         167,509,911  154,109,119   13,400,793   16,221,663      884,802    388,428,350    740,554,638
B/S FX Rate MAD/USD                       8.2424       8.2424       8.2424       8.2424       8.2424         8.2424         8.2424
Acc. Pay. in US$                      20,322,953   18,697,117    1,625,836    1,968,075      107,348     47,125,637     89,846,967

                                         Jorf Lasfar   Jorf Lasfar  Jorf Lasfar Tre Kronor
Preferred Stock & Convertible Securities Energiaktie- Power Energy Handelsbolag Investment   AB Cythere   AB Cythere
        (see Notes 16.2 & 16.3)             bolag          AB                       AB           61           63           Total
                                         -----------  -----------  -----------  -----------  ----------- ------------- -------------
Currencies                                   MAD          MAD          MAD          MAD          MAD          MAD            MAD
                                         -----------  -----------  -----------  -----------  ----------- ------------- -------------
Preferred Stock  Dividend payable                  0            0            0            0      186,316    81,861,977    82,048,293
Convertible Securities Interest payable   42,733,486   39,314,807    3,418,679    3,418,679            0             0    88,885,651
Total Payments 2004                       42,733,486   39,314,807    3,418,679    3,418,679      186,316    81,861,977   170,933,944
Acc. Payable                                       0            0            0            0            0             0             0
B/S FX Rate MAD/USD                           8.2424       8.2424       8.2424       8.2424       8.2424        8.2424        8.2424
Acc. Pay. in US$                                   0            0            0            0            0             0             0
                                         -----------  -----------  -----------  -----------  ----------- ------------- -------------
Total Accounts Payable to Related Parties                                                                                 96,410,168
                                                                                                                       -------------

During 2003, related party transactions consisted of the following:

                        ABB Equity
                         Ventures     ABB Maroc   ABB Others    CMS MOPCO    CMS MOPCO   CMS Others      Total
Currencies                  US$          MAD          US$          MAD          MAD          US$          US$
                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Acc. Payable 12/31/02       105,764      125,880            0   -1,452,394   46,253,345       82,686
2003 :
Management Fees                                                 32,938,795
Incentive Accrual                                                            29,320,319
Services                    214,644                              3,582,315                   136,496
Insurance Brokerage                                   345,000
Spare Part Purchases                     237,916       90,575
Total Payments 2003         230,400      363,796      398,967   30,311,126   46,253,688      125,522
Acc. Payable                 90,007            0       36,608    4,757,590   29,319,976       93,661
Acc. Pay. in US$             90,007            0       36,608      542,101    3,340,851       93,661    4,103,228

       Common Stock                 Jorf Lasfar   Jorf Lasfar  Jorf Lasfar Tre Kronor
     (see Note 16.1)                Energiaktie- Power Energy Handelsbolag Investment   AB Cythere     AB Cythere
                                       bolag          AB                       AB           61             63           Total
                                     -----------  -----------  -----------  -----------  -----------  -------------  -------------
Currencies                               MAD          MAD          MAD          MAD          MAD           MAD            MAD
                                     -----------  -----------  -----------  -----------  -----------  -------------  -------------
Acc. Payable 12/31/02                220,166,565  202,553,239   17,613,325   39,682,115    2,164,464    950,199,532  1,432,379,240
Dividends Declared Payable in 2003   151,250,000  139,150,000   12,100,000   12,100,000      660,000    289,740,000    605,000,000
Total Payments 2003                  156,487,853  143,968,825   12,519,028    8,343,124      455,079    199,779,902    521,553,812
Acc. Payable                         214,928,711  197,734,415   17,194,297   43,438,991    2,369,384  1,040,159,631  1,515,825,428
B/S FX Rate MAD/USD                        8.776        8.776        8.776        8.776        8.776          8.776          8.776
Acc. Pay. in US$                      24,489,951   22,530,755    1,959,196    4,949,635      269,978    118,520,502    172,720,019

                                         Jorf Lasfar   Jorf Lasfar  Jorf Lasfar Tre Kronor
Preferred Stock & Convertible Securities Energiaktie- Power Energy Handelsbolag Investment   AB Cythere   AB Cythere
        (see Notes 16.2 & 16.3)             bolag          AB                       AB           61            63          Total
                                         -----------  -----------  -----------  -----------  ----------- ------------- -------------
Currencies                                   MAD          MAD          MAD          MAD          MAD          MAD           MAD
                                         -----------  -----------  -----------  -----------  ----------- ------------- -------------
Preferred Stock  Dividend payable                  0            0            0            0      226,840    99,666,957    99,893,797
Convertible Securities Interest payable   52,028,019   47,865,778    4,162,242    4,162,242            0             0   108,218,281
Total Payments 2003                       52,028,019   47,865,778    4,162,242    4,162,242      226,840    99,666,957   208,112,078
Acc. Payable                                       0            0            0            0            0             0             0
B/S FX Rate MAD/USD                            8.776        8.776        8.776        8.776        8.776         8.776         8.776
Acc. Pay. in US$                                   0            0            0            0            0             0             0
                                         -----------  -----------  -----------  -----------  ----------- ------------- -------------
Total Accounts Payable to Related Parties                                                                                176,823,247
                                                                                                                       -------------

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

12. TAXES PAYABLE :

The "taxes payable" includes the following items as of December 31, 2005 :

                                                                     12/31/05               12/31/04               12/31/03
                                                                       US$                    US$                    US$
                                                                    ----------             ----------             ----------
Income Tax - Gross                                                           0                      0              5,393,931
Prepayments for Income Tax                                                   0                      0             -3,929,580
                                                                    ----------             ----------             ----------
Income Tax Payable ( see Note 6)                                             0                      0              1,464,351
Value Added Tax on behalf of foreign suppliers                         153,030                204,712                309,190
Withholding Tax                                                         84,894                100,984                260,841
Payroll Tax                                                            261,044                259,164                237,358
Licence Tax                                                                  0                      0              1,325,971
                                                                    ----------             ----------             ----------
           Total                                                       498,968                564,860              3,597,710
                                                                    ==========             ==========             ==========

13. CAPACITY CHARGES

2005

13.1 $ Capacity Charges less than $ DFL Model                         Actual                 DFL model
                                                                    -----------             -----------
                                                                    $ Capacity               Min Lease
                                                                    -----------             -----------
                                                                      Charges                Payments               Difference
                                                                    -----------             -----------             -----------
                                                                       CGNC                   US GAAP                 US GAAP
                                                                    -----------             -----------             -----------
                                                                        USD                     USD                     USD
                                                                    -----------             -----------             -----------
                    $ Capacity Charges                              120,964,406             121,579,240                -614,835
                    $ O.N.E Rebate                                  -22,182,641             -22,676,909                 494,269
                                                                    -----------             -----------             -----------
2005 in USD                                                          98,781,765              98,902,331                -120,566
2004 in USD                                                                                                              44,183
                                                                                                                    -----------

$ Capacity Charges less than $ DFL Model                                                                                -76,383
                                                                                                                    -----------

                                                                      Actual                 DFL model
                                                                   -------------            -----------
13.2 Euro Capacity Charges less than Euro DFL Model                Euro Capacity             Min Lease
                                                                   -------------            -----------
                                                                      Charges                Payments                Difference
                                                                   -------------            -----------             -----------
                                                                       CGNC                  US GAAP                 US GAAP
                                                                   -------------            -----------             -----------
                                                                       Euro                    Euro                  Euro/USD
                                                                   -------------            -----------             -----------
                    Euro Capacity Charges                           111,715,690             112,521,159                -805,469
                    Euro O.N.E Rebate                               -16,424,630             -16,816,070                 391,441
                                                                    -----------             -----------             -----------
2005 in Euro                                                         95,291,060              95,705,089                -414,029
2004 in Euro                                                                                                             53,499
                                                                                                                    -----------
                                                                                                                       -360,530
           B/S  FX Rate                                                                                                X1.17936
                                                                                                                    -----------
Euro Capacity Charges less than Euro DFL Model in USD                                                                  -425,193
                                                                                                                    -----------

2004

13.1 $ Capacity Charges greater than $ DFL Model                      Actual                 DFL model
                                                                    -----------             -----------
          in November and December 2004                             $ Capacity               Min Lease
                                                                    -----------             -----------
                                                                      Charges                Payments               Difference
                                                                    -----------             -----------             -----------
                                                                       CGNC                   US GAAP                 US GAAP
                                                                    -----------             -----------             -----------
                                                                        USD                     USD                     USD
                                                                    -----------             -----------             -----------
                    $ Capacity Charges                               20,705,351              20,383,548                 321,803
                    $ O.N.E Rebate                                   -4,302,807              -4,025,187                -277,620
                                                                    -----------             -----------             -----------
2004 in USD                                                          16,402,544              16,358,361                  44,183

$ Capacity Charges greater than $ DFL Model                                                                              44,183
                                                                                                                    -----------

                                                                      Actual                 DFL model
                                                                   -------------            -----------
13.2 Euro Capacity Charges greater than Euro DFL Model             Euro Capacity             Min Lease
                                                                   -------------            -----------
          in November and December 2004                               Charges                Payments               Difference
                                                                   -------------            -----------             -----------
                                                                       CGNC                   US GAAP                 US GAAP
                                                                   -------------            -----------             -----------
                                                                       Euro                    Euro                   Euro/USD
                                                                   -------------            -----------             -----------
                    Euro Capacity Charges                            20,032,963              19,721,611                 311,353
                    Euro O.N.E Rebate                                -3,123,333              -2,865,480                -257,853
                                                                    -----------             -----------             -----------
2004 in Euro                                                         16,909,630              16,856,131                  53,499
           B/S FX Rate                                                                                                X 1.36428
                                                                                                                    -----------
Euro Capacity Charges greater than Euro DFL Model in USD                                                                 72,988
                                                                                                                    -----------

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

13. CAPACITY CHARGES (CONTINUED)

2003

13.1 $ Capacity Charges less than $ DFL Model                          Actual                DFL model
                                                                    -----------             -----------
                                                                     $ Capacity              Min Lease
                                                                    -----------             -----------
                                                                      Charges                 Payments              Difference
                                                                    -----------             -----------             -----------
                                                                        CGNC                  US GAAP                 US GAAP
                                                                    -----------             -----------             -----------
                                                                        USD                      USD                    USD
                                                                    -----------             -----------             -----------
                     $ Capacity Charges                             103,690,956             104,516,335                -825,379
                     $ O.N.E Rebate                                  -2,761,910              -2,874,199                 112,289
                                                                    -----------             -----------             -----------
2003 in USD                                                         100,929,046             101,642,136                -713,090

$ Capacity Charges less than $ DFL Model                                                                               -713,090
                                                                                                                    -----------

                                                                      Actual                 DFL model
                                                                   -------------            -----------
13.2 Euro Capacity Charges greater than Euro DFL Model             Euro Capacity             Min Lease
                                                                   -------------            -----------
                                                                     Charges                 Payments               Difference
                                                                   -------------            -----------             -----------
                                                                       CGNC                   US GAAP                 US GAAP
                                                                   -------------            -----------             -----------
                                                                       Euro                    Euro                  Euro/USD
                                                                   -------------            -----------             -----------
                     Euro Capacity Charges                          125,149,979             124,917,610                 232,369
                     Euro O.N.E Rebate                               -3,333,492              -3,435,234                 101,742
                                                                    -----------             -----------             -----------
2003 in Euro                                                        121,816,487             121,482,376                 334,111
           B/S  FX Rate                                                                                              X 1.263417
                                                                                                                    -----------
Euro Capacity Charges greater than Euro DFL Model in USD                                                                422,122

14. OTHER CURRENT LIABILITIES

The "Other Current Liabilities" as of December 31, 2005 are detailed as follows:

                                                                     12/31/05                12/31/04                12/31/03
                                                                        US$                     US$                     US$
                                                                    -----------             -----------             -----------
Accrued Expenses: interest, swaps and fees          14.1              4,516,665               5,726,546               5,904,937
Accrued salaries expense                                              1,538,372               2,075,391               1,198,164
Liability for Compensated Absences                                      319,280                 310,222                 298,523
Coal Custom Duty Advances from ONE                                      554,771                 671,924                       0
Current Deferred Tax                                                    155,503                       0                       0
Other Liabilities                                                       242,786                 578,504                 337,780
                                                                    -----------             -----------             -----------
                                                                      7,327,377               9,362,588               7,739,404
                                                                    ===========             ===========             ===========

14.1 The accrued interests and fee expenses are detailed by loans as follows :

                                                                     12/31/05                12/31/04                12/31/03
                                                                        US$                     US$                     US$
                                                                    -----------             -----------             -----------
OPIC                                                                    570,954                 648,818                 728,141
SACE                                                                  1,213,676               1,597,674               1,586,760
WB                                                                    1,208,062               1,708,747               1,712,739
US EXIM                                                               1,289,865               1,467,777               1,574,138
ERG                                                                     234,107                 303,531                 303,158
                                                                    -----------             -----------             -----------
                                                                      4,516,665               5,726,547               5,904,937
                                                                    ===========             ===========             ===========

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

15. LONG TERM LOANS

Long term loans are detailed as follows as of December 31, 2005 :

                                                                  Interest                                 Reimbursement
                   Borrowing                   Principal      -----------------      Interest     --------------------------------
  Loan              Date           Currency     Amount        Type        Rate       Payment        Maturity           Periodicity
-----------       --------         --------   -----------     -----     -------     ---------     -------------        -----------
US EXIM            9/12/02            US$     142,149,976     Fixed      7.2000%    Quarterly     Feb. 15, 2013         Quarterly
OPIC Note A       11/25/97            US$      36,552,083     Fixed     10.2300%    Quarterly     Feb. 15, 2013         Quarterly
OPIC Note B       02/11/98            US$       7,975,000     Fixed      9.9200%    Quarterly     Feb. 15, 2013         Quarterly
                                              -----------
                                               44,527,083
                                              -----------
                 Total L.T  loan in US$       186,677,059
                                              -----------
                 Current part in USD           25,748,559
                                              -----------
                 Non-Current part in USD      160,928,500
                                              -----------

                                                                   Interest                                  Reimbursement
                Rollover                    Principal       ----------------------      Interest      -----------------------------
   Loan           Date        Currency       Amount           Type          Rate         Payment        Maturity        Periodicity
----------      --------      --------     -----------      --------       -------      ---------     -------------     -----------
SACE            11/15/05        Euro       140,558,242       Fixed         5.73000%     Quarterly     Feb. 15, 2013      Quarterly
ERG             11/15/05        Euro        18,063,034      Variable       4.44763%     Quarterly     Feb. 15, 2013      Quarterly
World Bank      11/15/05        Euro        96,687,425      Variable       4.19763%     Quarterly     Feb. 15, 2013      Quarterly
                                           -----------
                Total L.T  loan in Euro    255,308,700
                                           -----------
                B/S FX Rate Euro/USD           1.17936
                                           -----------
                Total L.T  loan in USD     301,099,750
                                           -----------
                Current part in USD         41,531,000
                                           -----------
                Non-Current part in USD    259,568,750
                                           -----------

Total principal repayments for the next five years are detailed below. Forecasts of interest payments, interest-rate swap payments and guarantee fees are also shown below . For further information regarding swaps, see Note 20.


                                                                                              Remaining   Remaining     Remaining
                         Principal     Principal     Principal     Principal     Principal    Interest       Swap       Guarantee
                       Repayment in  Repayment in  Repayment in  Repayment in  Repayment in   Payments     Payments       Fees
                          2006           2007          2008          2009          2010       2006-2013    2006-2013    2006-2013
                       ------------  ------------  ------------  ------------  ------------   ---------   ----------    ---------
In USD

US EXIM                  19,606,893    19,606,893    19,606,893    19,606,893    19,606,893   38,405,875            0            0

OPIC A                    5,041,666     5,041,666     5,041,666     5,041,666     5,041,666   14,019,567            0            0

OPIC B                    1,100,000     1,100,000     1,100,000     1,100,000     1,100,000    2,966,123            0            0
                       ------------  ------------  ------------  ------------  ------------   ----------  -----------   ----------
Total in USD             25,748,559    25,748,559    25,748,559    25,748,559    25,748,559   55,391,565            0            0
                       ------------  ------------  ------------  ------------  ------------   ----------  -----------   ----------
In Euro

SACE                     19,387,344    19,387,344    19,387,344    19,387,344    19,387,344   30,642,181            0            0

ERG                       2,491,452     2,491,452     2,491,452     2,491,452     2,491,452    3,056,526    2,853,816            0

WB                       13,336,197    13,336,197    13,336,197    13,336,197    13,336,197   15,440,488   15,057,593    3,308,859

Total in Euro            35,214,993    35,214,993    35,214,993    35,214,993    35,214,993   49,139,195   17,911,408    3,308,859

B/S FX Rate Euro/USD        1.17936       1.17936       1.17936       1.17936       1.17936      1.17936      1.17936      1.17936
                       ------------  ------------  ------------  ------------  ------------   ----------  -----------   ----------
Total in USD             41,531,000    41,531,000    41,531,000    41,531,000    41,531,000   57,952,586   21,123,920    3,902,321
                       ------------  ------------  ------------  ------------  ------------   ----------  -----------   ----------

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

15.  LONG TERM LOANS (CONTINUED)

Long term loans are detailed as follows as of December 31, 2004 :


                                                                Interest                                Reimbursement
                 Borrowing                   Principal      -------------------     Interest      -----------------------------
  Loan             Date        Currency        Amount       Type         Rate        Payment       Maturity         Periodicity
-----------      ---------     --------     -----------     -----       -------     ---------     -------------     -----------
US EXIM           9/12/02         US$       161,756,869     Fixed        7.2000%    Quarterly     Feb. 15, 2013     Quarterly
OPIC Note A      11/25/97         US$        41,593,750     Fixed       10.2300%    Quarterly     Feb. 15, 2013     Quarterly
OPIC Note B      02/11/98         US$         9,075,000     Fixed        9.9200%    Quarterly     Feb. 15, 2013     Quarterly
                                            -----------
                                             50,668,750
                                            -----------
                 Total L.T  loan in US$     212,425,619
                                            -----------
                 Current part in USD         25,748,559
                                            -----------
                 Non-Current part in USD    186,677,060
                                            -----------


                                                              Interest                                Reimbursement
              Rollover                  Principal       ---------------------     Interest     ----------------------------
   Loan         Date        Currency      Amount          Type         Rate       Payment        Maturity       Periodicity
----------    --------      --------   -----------      --------      -------    ---------     -------------    -----------
SACE          11/15/04        Euro     159,945,585       Fixed        5.73000%   Quarterly     Feb. 15, 2013     Quarterly
ERG           11/15/04        Euro      20,554,486      Variable      4.17013%   Quarterly     Feb. 15, 2013     Quarterly
World Bank    11/15/04        Euro     110,023,622      Variable      3.92013%   Quarterly     Feb. 15, 2013     Quarterly
                                       -----------
              Total L.T  loan in Euro  290,523,693
                                       -----------
              B/S FX Rate Euro/USD         1.36429
                                       -----------
              Total L.T  loan in USD   396,357,727
                                       -----------
              Current part in USD       48,043,360
                                       -----------
              Non-Current part in USD  348,314,367
                                       -----------

Long term loans are detailed as follows as of December 31, 2003 :

                                                              Interest                                 Reimbursement
                Borrowing                  Principal      ------------------      Interest      -----------------------------
  Loan            Date          Currency    Amount        Type         Rate        Payment        Maturity        Periodicity
----------      ---------       --------  -----------     -----      -------      ---------     -------------     -----------
US EXIM          9/12/02          US$     181,363,762     Fixed       7.2000%     Quarterly     Feb. 15, 2013      Quarterly
OPIC Note A     11/25/97          US$      46,635,417     Fixed      10.2300%     Quarterly     Feb. 15, 2013      Quarterly
OPIC Note B     02/11/98          US$      10,175,000     Fixed       9.9200%     Quarterly     Feb. 15, 2013      Quarterly
                                          -----------
                                           56,810,417
                                          -----------
                Total L.T  loan in US$    238,174,179
                                          -----------
                Current part in USD        25,748,560
                                          -----------
                Non-Current part in USD   212,425,619
                                          -----------

                                                               Interest                               Reimbursement
               Rollover                   Principal      -------------------     Interest     -------------------------------
   Loan          Date      Currency        Amount          Type       Rate       Payment         Maturity         Periodicity
----------     --------    --------      -----------     --------    -------    ---------     ------------        -----------
SACE           11/17/03      Euro        179,332,929      Fixed       5.7300%   Quarterly     Feb. 15, 2013       Quarterly
ERG            11/17/03      Euro         23,045,939     Variable    4.16888%   Quarterly     Feb. 15, 2013       Quarterly
World Bank     11/17/03      Euro        123,359,818     Variable     3.9189%   Quarterly     Feb. 15, 2013       Quarterly
                                         -----------
               Total L.T  loan in Euro   325,738,687
                                         -----------
               B/S FX Rate Euro/USD          1.26342
                                         -----------
               Total L.T  loan in USD    411,543,784
                                         -----------
               Current part in USD        44,491,219
                                         -----------
               Non-Current part in USD   367,052,565
                                         -----------

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

15. LONG TERM LOANS (CONTINUED)

PLEDGE OF STOCK AND OTHER ASSETS

As security for the repayment of the loans, and the payment of all related interest, fees and swap obligations, JLEC and its stockholders have entered into various pledge agreements with Deutsche Bank Trust Company Americas, as Offshore Collateral Agent, and with Banque Marocaine pour le Commerce et l'Industrie, as Onshore Collateral Agent, for the benefit of such lenders and other secured parties. Such security shall continue in effect until the repayment in full of all outstanding principal amounts and the payment in full of all related interest, fee and swap obligations, which is scheduled to occur in February of 2013. The principle pledge agreements are:

1. The Stockholder Pledge and Security Agreements, in which each of JLEC's stockholders pledges all of its shares, claims, rights and interests in JLEC to the Offshore Collateral Agent.

2. The Security and Assignment Agreement, in which JLEC assigns to the Offshore Collateral Agent a security interest in all of JLEC's rights, title and interest in the following collateral, among others:

 a.  all of JLEC's contractual rights,

 b. all rents, profits, income and revenues derived by JLEC from its ownership of the Project,

 c. all cash deposits and other assets in any of JLEC's accounts with financial institutions,

 d. all permits, licenses and other governmental authorizations obtained by JLEC in connection with its ownership of the Project,

 e.  all of JLEC's insurance policies and related claims and proceeds, and

 f.  all personal property and inventories of JLEC.

3. The Agreement for Pledge of Shares, in which each of JLEC's stockholders pledges all of its shares, claims, rights and interests in JLEC to the Onshore Collateral Agent, and assigns to the Onshore Collateral Agent the direct payment by JLEC of all dividends and other stockholder distributions if and whenever a Default has occurred and is continuing.

4. The General Delegation of Contract Claims, in which JLEC assigns to the Onshore Collateral Agent the direct payment of any and all contract claims due to JLEC if and whenever a Default has occurred and is continuing.

5. The Pledge over General Operating Accounts, in which JLEC pledges to the Onshore Collateral Agent any and all monies in JLEC's accounts with the Onshore Collateral Agent.

6. The Master Agreement for Assignment of Accounts Receivable as Security, in which JLEC assigns to the Onshore Collateral Agent a security interest in all of the accounts receivable payable by ONE to JLEC under the Power Purchase Agreement.

COVENANTS

The covenants on the loans also place restrictions on JLEC's payment of dividends and other distributions to JLEC's stockholders. Specifically, JLEC may not:

     1.   Pay any dividends to its stockholders, or

     2. Make any distribution, payment or delivery of property or cash to its stockholders, or

     3. Redeem, retire, purchase or otherwise acquire any shares of its capital stock, or

4. Purchase or redeem any subordinated debt except on quarterly repayment dates and only then after first satisfying all debt service obligations and satisfying all of the following conditions, among others:

     a.   No default shall have occurred,

     b. The total of cash and letters of credit in all JLEC reserve accounts shall equal or exceed required levels,

     c. JLEC's actual debt service coverage ratios for the current quarter and preceding four quarters have all been greater than 1.3, and

     d. JLEC's forecasted debt service coverage ratios for the next succeeding two quarters are greater than 1.3.

JLEC has complied with these covenants since May 2001, when the loans began to be repaid.

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

16.  STOCKHOLDERS' EQUITY

16.1 COMMON STOCK AS OF DECEMBER 31, 2005, 2004, AND 2003


                                                                                          Common Stock
                                                                       -------------------------------------------------
                                                                         Type of       Number     Par value    Par value
                  Stockholders                                           Partner      of Shares    Dirham      US Dollar
            -----------------------                                    -----------    ---------   ---------    ---------
Jorf Lasfar Handelsbolag, Sweden.............................          CMS General          110       11,000       1,155
Jorf Lasfar Energiaktiebolag, Sweden.........................          CMS Limited        1,375      137,500      14,443
Jorf Lasfar Power Energy AB, Sweden..........................          CMS Limited        1,265      126,500      13,288
Tre Kronor Investment  AB, Sweden............................          ABB General          110       11,000       1,155
AB Cythere 63, Sweden........................................          ABB Limited        2,634      263,400      27,668
AB Cythere 61, Sweden........................................          ABB Limited            6          600          63
                                                                       -----------    ---------    ---------   ---------
                  Total                                                                   5,500      550,000      57,773



16.2 CONVERTIBLE STOCKHOLDERS' SECURITIES AS OF DECEMBER 31, 2005, 2004,
     AND 2003

On December 11, 2000, the JLEC stockholders purchased 100% of all Company Loan Notes for $ 387,355,000, and amended the Company Loan Agreement to make such stockholder securities convertible into Preferred Stock or Common Stock. On January 1, 2001, the convertible securities (Company Loan Principal) held by AB Cythere 61 and AB Cythere 63 were converted into Preferred Stock as shown below on Note 16.3 . Such conversions shall be made into a fixed number of JLEC shares as listed below :


                                                                         Type of       Number        Par value     Par value
         Stockholders                                                    Partner      of Shares       Dirham       US Dollar
       ----------------                                                -----------    ----------   -------------  -----------
Jorf Lasfar Handelsbolag, Sweden.............................          CMS General       842,962      84,296,200    7,747,100
Jorf Lasfar Energiaktiebolag, Sweden.........................          CMS Limited    10,537,024   1,053,702,400   96,838,750
Jorf Lasfar Power Energy AB, Sweden..........................          CMS Limited     9,694,062     969,406,200   89,091,650
Tre Kronor Investment  AB, Sweden............................          ABB General       842,962      84,296,200    7,747,100
AB Cythere 63, Sweden........................................          ABB Limited             0               0            0
AB Cythere 61, Sweden........................................          ABB Limited             0               0            0
                                                                       -----------    ----------   -------------  -----------
                  Total                                                               21,917,010   2,191,701,000  201,424,600

Under the terms of the amended Company Loan Agreement summarized below, these convertible securities constitute an hybrid instrument which are delt with in accordance with the substance of the transaction, i.e. as a Preferred Stock equivalent :

(a) Expression of the Loan in MAD

The outstanding USD 201,424,600 principal amount is expressed as MAD 2,191,701,000 for the purpose of computing interest and principal payments due under this Agreement. However, interest and principal payments will be paid to the stockholders in USD, provided that the Company is not responsible for any losses realized by the stockholders resulting from the depreciation of the value of the MAD relative to the USD.

(b) Repayment or conversion into Stock

Under the terms of the amended Agreement :

- the Security may only be repaid, in whole or in part, at the Company's option;

- the part of the Security principal held by other Company Lenders listed above may be converted into Common Stock at any time, using the same conversion ratio used for the conversion of the parts of AB Cythere 61 and AB Cythere 63;

- the shares of Preferred Stock issued to AB Cythere 61 and AB Cythere 63 may be converted into Common Stock. In this case, all outstanding Security principal held by other Company Lenders will be mandatorily converted into Common Stock at the same conversion ratio.

(c) Interest payment and accruals as Retained Earning

In accordance with Amendment N degrees.2, the Company will pay interest on the unpaid principal amount once per year, at the interest rate per annum equal to the greater of (1) the Moroccan maximum deductible rate, and (2) 4.00%. The applicable interest rate for 2005 was 4.00% (4.00% in 2004 and 4.00% in 2003).

Accruals for such interest payments are reported as part of the Retained Earning allocation in Note 16.4, and are not expensed.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005


16.3 PREFERRED STOCK AS OF DECEMBER 31, 2005, 2004, AND 2003

In accordance with Section 3.01 par.(b) of the amended Company Loan Agreement (see note 16.2 above), the Company has converted on January 1, 2001, all outstanding Company Loan principal held by AB Cythere 61 and AB Cythere 63, at the conversion ratio of one (1) share of Preferred Stock for each one hundred
(100) MAD of such Company Loan principal converted into Preferred Stock, as follows:

                                                                         Preferred Stock
                                                      ----------------------------------------------------
                                                        Type of       Number      Par value     Par value
             Stockholders                               Partner      of Shares     Dirham       US Dollar
            --------------                             -----------  ----------  -------------  -----------
Jorf Lasfar Handelsbolag, Sweden .................     CMS General           0              0            0
Jorf Lasfar Energiaktiebolag, Sweden .............     CMS Limited           0              0            0
Jorf Lasfar Power Energy AB, Sweden ..............     CMS Limited           0              0            0
Tre Kronor Investment  AB, Sweden ................     ABB General           0              0            0
AB Cythere 63, Sweden ............................     ABB Limited  20,185,145  2,018,514,500  185,508,183
AB Cythere 61, Sweden ............................     ABB Limited      45,941      4,594,100      422,217
                                                       -----------  ----------  -------------  -----------
                Total                                               20,231,086  2,023,108,600  185,930,400

Such shares are non-participating voting shares of convertible Preferred Stock of the Company, and:

- are convertible at any moment into shares of Common Stock;

- give right to the collection of a minimum priority dividend, at least equal to 4% of the aggregate par value of the preferred shares,

- do not participate in the distribution of the remaining balance of Retained Earning, which is divided among the shares of Common Stock as shown in Note 16.4.

16.4 RECONCILIATION AND ALLOCATION OF RETAINED EARNINGS

        2005                                                                                              US$
       ------                                                                                         -----------
Retained Earnings as of December 31, 2004                                                             253,215,661
Retained Earnings increase during 2005                                                                111,561,388
Retained Earnings decrease during 2005
                Convertible Securities interest payable as of January 1, 2005                         -10,813,498
                                      89,129,174 Dirhams ( at 8.2424 Dirhams per US Dollar)
                Preferred Stock Dividend payable as of March 31, 2005                                  -9,585,139
                                      82,273,084 Dirhams ( at 8.5834 Dirhams per US Dollar)
                Common Stock Dividends payable as of August 31, 2005                                  -97,607,507
                                           5,500 Common Stock Shares
                                         160,000 Dirhams per share
                                     880,000,000 Dirhams
                                          9.0157 Dirhams per US Dollar on August 31, 2005
                                                                                                      -----------
Total Retained Earnings                                                                               246,770,905

The Retained Earnings are allocated among the stockholders as follows:

                                                                                                           Common
                                                        Convertible Securities      Preferred Stock         Stock        Total
                                       ---------------  ----------------------  -----------------------   -----------------------
         Stockholders                  Type of Partner    Dirhams   US Dollars   Dirhams     US Dollars   US Dollars   US Dollars
        --------------                 ---------------  ----------  ----------  ----------   ----------   ----------  -----------
Jorf Lasfar Handelsbolag, Sweden ......  CMS General     3,418,679     368,507           0            0    4,566,911    4,935,418
Jorf Lasfar Energiaktiebolag, Sweden ..  CMS Limited    42,733,486   4,606,341           0            0   57,086,385   61,692,726
Jorf Lasfar Power Energy AB, Sweden ...  CMS Limited    39,314,807   4,237,834           0            0   52,519,474   56,757,308
Tre Kronor Investment  AB, Sweden .....  ABB General     3,418,679     368,507           0            0    4,566,911    4,935,418
AB Cythere 63, Sweden .................  ABB Limited             0           0  81,861,977    8,824,091  109,356,755  118,180,847
AB Cythere 61, Sweden .................  ABB Limited             0           0     186,316       20,083      249,104      269,188
                                                        ----------  ----------  ----------   ----------  -----------  -----------
              Total                                     88,885,652   9,581,189  82,048,293    8,844,175  228,345,541  246,770,905

The allocations for Convertible Securities (88,885,652 Dirhams) and Preferred Stock (82,084,293 Dirhams) are scheduled for payment on May 15, 2006.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

16.4 RECONCILIATION AND ALLOCATION OF RETAINED EARNINGS (CONTINUED)

                                                                                  US$
                                                                              -----------
2004
  Retained Earnings as of December 31, 2003                                   147,498,955
  Retained Earnings increase during 2004                                      125,193,694
  Retained Earnings decrease during 2004
           Convertible Securities interest payable as of January 1, 2004      -10,128,034
                       88,885,651 Dirhams ( at 8.7762 Dirhams per US Dollar)

           Preferred Stock Dividend payable as of January 1, 2004              -9,348,954
                       82,048,293 Dirhams ( at 8.7762 Dirhams per US Dollar)
                                                                              -----------
Total Retained Earnings                                                       253,215,661

The Retained Earnings are allocated among the shareholders as follows :

                                                                                                           Common
                                                         Convertible Securities     Preferred Stock         Stock        Total
                                        ---------------  ----------------------  ----------------------  -----------  -----------
          Shareholders                  Type of Partner   Dirhams    US Dollars   Dirhams    US Dollars   US Dollars   US Dollars
         --------------                 ---------------  ----------  ----------  ----------  ----------  -----------  -----------
Jorf Lasfar Handelsbolag, Sweden ......   CMS General     3,428,045     415,904           0           0    4,648,409    5,064,313
Jorf Lasfar Energiaktiebolag, Sweden ..   CMS Limited    42,850,564   5,198,797           0           0   58,105,118   63,303,915
Jorf Lasfar Power Energy AB, Sweden ...   CMS Limited    39,422,519   4,782,893           0           0   53,456,709   58,239,602
Tre Kronor Investment  AB, Sweden .....   ABB General     3,428,045     415,904           0           0    4,648,409    5,064,313
AB Cythere 63, Sweden .................   ABB Limited             0           0  82,086,256   9,959,024  111,308,278  121,267,301
AB Cythere 61, Sweden .................   ABB Limited             0           0     186,827      22,667      253,550      276,216
                                                         ----------  ----------  ----------  ----------  -----------  -----------
              Total                                      89,129,174  10,813,498  82,273,083   9,981,690  232,420,473  253,215,661

                                                                                    US$
                                                                                -----------
2003
  Retained Earnings as of December 31, 2002                                     113,030,506
  Retained Earnings increase during 2003                                        119,850,319
  Retained Earnings decrease during 2003
           Convertible Securities interest payable as of January 1, 2003        -10,612,757
                       108,218,281 Dirhams ( at 10.1970 Dirhams per US Dollar)
           Preferred Stock Dividend payable as of January 1, 2003                -9,796,391
                       99,893,797 Dirhams ( at 10.1970 Dirhams per US Dollar)
           Common Stock Dividend payable as of October 30, 2003                 -64,972,722
                             5,500 Common Stock Shares
                           110,000 Dirhams per share
                       605,000,000 Dirhams
                           9.3116 Dirhams per US Dollar on October 30, 2003
                                                                                -----------
  Total Retained Earnings                                                       147,498,955

The Retained Earnings are allocated among the shareholders as follows :

                                                                                                             Common
                                                          Convertible Securities      Preferred Stock         Stock        Total
                                         ---------------  ----------------------   ----------------------  -----------  -----------
         Shareholders                    Type of Partner    Dirhams   US Dollars     Dirhams   US Dollars  US Dollars   US Dollars
        -------------                    ---------------  ----------  ----------   ----------  ----------  -----------  -----------
Jorf Lasfar Handelsbolag, Sweden .......   CMS General     3,418,679     389,540            0           0    2,560,439    2,949,979
Jorf Lasfar Energiaktiebolag, Sweden ...   CMS Limited    42,733,486   4,869,247            0           0   32,005,492   36,874,739
Jorf Lasfar Power Energy AB, Sweden ....   CMS Limited    39,314,807   4,479,707            0           0   29,445,052   33,924,760
Tre Kronor Investment  AB, Sweden ......   ABB General     3,418,679     389,540            0           0    2,560,439    2,949,979
AB Cythere 63, Sweden ..................   ABB Limited             0           0   81,861,977   9,327,725   61,310,884   70,638,608
AB Cythere 61, Sweden ..................   ABB Limited             0           0      186,316      21,230      139,660      160,890
                                                          ----------  ----------   ----------  ----------  -----------  -----------
              Total                                       88,885,652   10,128,034  82,048,293   9,348,954  128,021,967  147,498,955

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

17. DIRECT FINANCING LEASE - (D.F.L)

As explained in Note 2b, JLEC is using the Direct Financing Lease methodology. Specific accounts were created to reflect this method. These accounts are detailed below .

Direct Financing Lease - (D.F.L) as of December 31, 2005

17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2005

                                                                    US$              Euro
                                                               -------------     -------------
                                                                Units 1 to 4     Units 1 to 4
                                                               -------------     -------------
Total Minimum Lease Payments                                   2,084,457,657     1,038,253,560
Minimum Lease Payments for 2005                                  -98,902,328       -95,705,084
                                                               -------------     -------------
Total of Future Minimum Lease Payments                         1,985,555,329       942,548,476
                                                                                     X 1.17936
                                                               -------------     -------------
Total of Future Minimum Lease Payments in US$         17.3     1,985,555,329     1,111,599,840
                                                               =============     =============

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                      US$              Euro
                                                                --------------    --------------
Year                                                             Units 1 to 4      Units 1 to 4
------                                                         --------------    --------------
2006                                                              99,348,712        84,343,267
2007                                                              94,266,264        83,270,646
2008                                                              97,990,818        79,557,495
2009                                                              97,756,285        76,945,799
2010                                                              91,054,494        80,225,551

17.2 UNEARNED INCOME AS OF DECEMBER 31, 2005


                                                                    US$               Euro
                                                               -------------      ------------
                                                               Units 1 to 4       Units 1 to 4
                                                               -------------      ------------
Total Unearned Income                                          1,418,090,734       696,642,515
                                                                                                             ----------
Lease Revenue 2005                                               -89,258,071       -74,987,909   X  1.23840  92,865,318
                                                               -------------      ------------               ----------
                                                               1,328,832,663       621,654,606
                                                                                    X  1.17936
                                                               -------------      ------------
Total Remaining Unearned Income in US$                17.3     1,328,832,663       733,151,852
                                                               =============      ============

The Lease Revenues under the US GAAP model for the next five years are as follows:

                                                                      US$              Euro
                                                                 ------------      ------------
Year                                                             Units 1 to 4      Units 1 to 4
------                                                           ------------      ------------
2006                                                              87,703,727        71,512,790
2007                                                              86,501,207        68,270,588
2008                                                              85,143,123        64,820,922
2009                                                              83,150,426        61,693,606
2010                                                              81,563,514        57,390,062

17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2005

                                                                    US$                Euro
                                                              --------------      -------------
                                                               Units 1 to 4       Units 1 to 4
                                                              --------------      -------------
Total of Future Minimum Lease Payments in US$         17.1     1,985,555,329      1,111,599,840
Total Remaining Unearned Income in US$                17.2    -1,328,832,663       -733,151,852
                                                              --------------      -------------
Net investment in direct financing leases  in US$                656,722,666        378,447,988
                                                              ==============      =============

Current part in US$                                               11,644,985         15,131,695
Non-Current part in US$                                          645,077,681        363,316,293

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005


Direct Financing Lease - (D.F.L) as of December 31, 2004


17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2004

                                                                    US$                Euro
                                                               -------------      -------------
                                                               Units 1 to 4        Units 1 to 4
                                                               -------------      -------------
Total Minimum Lease Payments                          17.4     2,197,963,436      1,152,862,047
Minimum Lease Payments for 2004                                 -113,505,779       -114,608,487
                                                               -------------      -------------
Total of Future Minimum Lease Payments                         2,084,457,657      1,038,253,560
                                                                                      X 1.36428
                                                               -------------      -------------
Total of Future Minimum Lease Payments in US$         17.3     2,084,457,657      1,416,475,939
                                                               =============      =============

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                      US$               Euro
                                                                 ------------       ------------
Year                                                             Units 1 to 4       Units 1 to 4
------                                                           ------------       ------------
2005                                                              98,902,331         95,705,089
2006                                                              99,348,712         84,343,267
2007                                                              94,266,264         83,270,646
2008                                                              97,990,818         79,557,495
2009                                                              97,756,285         76,945,799

17.2 UNEARNED INCOME AS OF DECEMBER 31, 2004

                                                                    US$                Euro
                                                               -------------       ------------
                                                               Units 1 to 4        Units 1 to 4
                                                               -------------       ------------
Total Unearned Income                                 17.4     1,498,566,597        780,404,581
                                                                                                             -----------
Lease Revenue 2004                                               -80,475,863        -83,762,066 X 1.24254    104,077,762
                                                               -------------       ------------              -----------
                                                               1,418,090,734        696,642,515
                                                                                      X 1.36428
                                                               -------------       ------------
Total Remaining Unearned Income in US$                17.3     1,418,090,734        950,420,397
                                                               =============       ============

The Lease Revenues under the US GAAP model for the next five years are as follows:

                                                                     US$                Euro
                                                                 ------------       ------------
Year                                                             Units 1 to 4       Units 1 to 4
------                                                           ------------       ------------
2005                                                              89,258,072         74,987,906
2006                                                              87,703,727         71,512,790
2007                                                              86,501,207         68,270,588
2008                                                              85,143,123         64,820,922
2009                                                              83,150,426         61,693,606

17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2004

                                                                    US$                Euro
                                                              --------------     --------------
                                                               Units 1 to 4       Units 1 to 4
                                                              --------------     --------------
Total of Future Minimum Lease Payments in US$         17.1     2,084,457,657      1,416,475,939
Total Remaining Unearned Income in US$                17.2    -1,418,090,734       -950,420,397
                                                              --------------     --------------
Net investment in direct financing leases  in US$                666,366,923        466,055,542
                                                              ==============     ==============
Current part in US$                                                9,644,259         28,264,185
Non-Current part in US$                                          656,722,664        437,791,357

17.4 On November 8, 2004, Amendment No. 2 to the Power Purchase Agreement became effective, and JLEC updated our Direct Finance Lease models including an extension of such DFL models by 15 years until September 13, 2027. As a result, starting from January 1, 2004, the total minimum lease payments have increased from $1,181,954,019 to $2,197,963,436 and from Euro 834,803,410 to Euro 1,152,862,047. Likewise, JLEC's total unearned income under the updated and extended DFL models increased from $505,489,540 to $1,498,566,597 and from Euro 477,010,214 to Euro 780,404,581.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

Direct Financing Lease - (D.F.L) as of December 31, 2003

17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2003

                                                                     US$               Euro
                                                               -------------      -------------
                                                                Units 1 to 4       Units 1 to 4
                                                               -------------      -------------
Total Minimum Lease Payments                                   1,283,596,155        956,285,785
Minimum Lease Payments for 2003                                 -101,642,136       -121,482,375
                                                               -------------      -------------
Total of Future Minimum Lease Payments                         1,181,954,019        834,803,410
                                                                                     X 1.263417
                                                               -------------      -------------
Total of Future Minimum Lease Payments in US$         17.3     1,181,954,019      1,054,704,794
                                                               =============      =============

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                     US$               Euro
                                                                ------------       ------------
Year                                                            Units 1 to 4       Units 1 to 4
------                                                          ------------       ------------
2004                                                             116,664,592        116,635,941
2005                                                             116,371,118        107,167,144
2006                                                             108,749,430         92,362,540
2007                                                             96,617,923          85,060,254
2008                                                             104,467,842         84,500,888

17.2 UNEARNED INCOME AS OF DECEMBER 31, 2003


                                                                     US$               Euro
                                                                ------------       ------------
                                                                Units 1 to 4       Units 1 to 4
                                                                ------------       ------------
Total Unearned Income                                            587,282,368        568,767,180             -----------
Lease Revenue 2003                                               -81,792,828        -91,756,966 X 0.95144   104,635,053
                                                                ------------       ------------             -----------
                                                                 505,489,540        477,010,214
                                                                ------------       ------------
                                                                                     X 1.263417
                                                                ------------       ------------
Total Remaining Unearned Income in US$                17.3       505,489,540        602,662,799
                                                                ============       ============

The Lease Revenues under the US GAAP model for the next five years are as follows:

                                                                      US$               Euro
                                                                 ------------       ------------
Year                                                             Units 1 to 4       Units 1 to 4
------                                                           ------------       ------------
2004                                                              78,203,985         84,230,456
2005                                                              73,392,008         76,117,547
2006                                                              68,172,214         69,587,224
2007                                                              64,172,868         64,534,124
2008                                                              59,591,568         58,711,491

17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2003

                                                                    US$               Euro
                                                               -------------      -------------
                                                                Units 1 to 4       Units 1 to 4
                                                               -------------      -------------
Total of Future Minimum Lease Payments in US$         17.1     1,181,954,019      1,054,704,794
Total Remaining Unearned Income in US$                17.2      -505,489,540       -602,662,799
                                                               -------------      -------------

Net investment in direct financing leases  in US$                676,464,479        452,041,995
                                                               =============      =============

Current part in US$                                               38,460,607         40,941,639
Non-Current part in US$                                          638,003,872        411,100,356

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

18. FINANCIAL EXPENSES



                                                                                   12/31/05      12/31/04      12/31/03
                                                                                      US$           US$           US$
                                                                                 ------------  ------------  ------------
The Financial Expenses are detailed as follows, for the year ending:

Interest, Fees and Swaps incurred from inception to the year ending:

Up-Front Fees                                                                      25,609,073    25,609,073    25,609,073
Interest Costs                                                                    358,167,574   324,780,552   287,290,576
Premiums                                                                           23,808,481    23,808,481    23,808,481
Commitment Fees                                                                    19,312,672    19,312,672    19,312,672
Arrangement Fees                                                                    2,396,273     2,396,273     2,396,273
Other Fees (acceptance fees, Agent fees...etc)                                     10,393,398    10,240,839     9,754,617
Guarantee Fees                                                                     23,141,044    22,035,847    20,598,822
Swaps                                                                              51,622,612    44,896,300    37,238,114
                                                                                 ------------  ------------  ------------
                                                                                  514,451,127   473,080,038   426,008,628
Accrued Interest, Fees, Swaps (see Note 14.1)                                       4,516,665     5,726,546     5,904,937
                                                                                 ------------  ------------  ------------
Total Interest, Fees and Swaps                                                    518,967,792   478,806,584   431,913,565
                                                                                 ------------  ------------  ------------
Interest, fees and swaps capitalized as part of the project
construction for Units 3&4                                                       -210,949,363  -210,949,363  -210,949,363
                                                                                 ------------  ------------  ------------
Interest, fees and swaps expensed - Total                                         308,018,429   267,857,221   220,964,202

Interest, fees and swaps expensed during prior years                             -267,857,221  -220,964,202  -171,539,035
                                                                                 ------------  ------------  ------------

Interest, fees and swaps expensed during current year                              40,161,208    46,893,019    49,425,167
                                                                                 ============  ============  ============

19. POSTEMPLOYMENT BENEFITS

JLEC contributes to two pension plans as described in Notes 19.1 and 19.2. JLEC's obligations for retiree health care insurance and other postemployment costs are described in Note 19.3

19.1 CAISSE DE DEPOT ET DE GESTION (CDG)

On December 23, 2005, JLEC entered into a Pension Plan Transfer Agreement with the CDG and its affiliates called RCAR and CNRA. In accordance with the terms of this Transfer Agreement, JLEC made a total, one-time payment of MAD 175,149,622 (USD 18,957,844) to the RCAR and CNRA to fully fund the pension plan covering most (252 of 322) of JLEC's employees, and transferred the administration, actuarial risk and investment return risk of this pension plan to the CDG/RCAR/CNRA. Further, this Pension Plan Transfer Agreement defines JLEC's future contributions to the RCAR for such pension plan to be equal to 18.00% of the compensation of each participating employee. Such future contributions will be expensed by JLEC in the period for which they are due. As a result of the Transfer Agreement and payment described above, JLEC's unfunded pension liability is zero as of December 31, 2005, compared with USD 11,524,374 as of December 31, 2004, and USD 7,965,451 as of December 31, 2003. JLEC estimates our 2006 contributions will be USD 443,184.

19.2 CAISSE INTERPROFESSIONNELLE MAROCAINE DE RETRAITES (CIMR)

Employees of JLEC not covered by the pension plan described in Note 19.1 participate in a pension fund called CIMR, to which JLEC contributes an amount equal to 7.32 percent of the employee's gross pay ( 7.08% in 2004, and 6.84% in 2003 ). This fund is carried in the employee's name, and the future pension benefits an employee will receive depend only on the amount contributed to his account and the returns earned on the investment of those contributions. JLEC's contributions to the CIMR pension fund are expensed by JLEC in the period for which they are due. In 2005, JLEC's contributions to the CIMR pension fund amounted to USD 206,088, compared with USD 173,073 in 2004, and USD 145,677 in 2003. JLEC estimates our 2006 contributions will be USD 219,247.

19.3 POSTEMPLOYMENT OBLIGATIONS

For those 252 employees described in Note 19.1, JLEC retains an obligation for certain postemployment benefits consisting of a 2/3 share of retiree health insurance premiums and reimbursement of retiree electrical charges. Such insurance premiums are forecast to trend higher in the future at a rate of 6.50% per year; provided, however, that JLEC's contribution for each retiree's health insurance is capped at 7,039 Dirhams ($ 782) per year for a typical family of four. Using data as of September 30, 2005, Deloitte & Touche prepared an actuarial forecast of JLEC's postemployment obligations and determined that the present value at a 6.00% discount rate of such JLEC obligations amounted to USD 2,020,119 as of December 31, 2005. This compares with USD 2,257,713 as of December 31, 2004, and USD 1,912,675 as of December 31, 2003. JLEC recognizes such actuarial gains and losses directly in current period Income Before Tax. JLEC estimates our future payments for such postemployment benefits will be as follows :

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

20. DERIVATIVE INSTRUMENT LIABILITY / OTHER COMPREHENSIVE INCOME

JLEC adopted SFAS N degrees. 133 on January 1, 2001. This standard requires JLEC to recognize at fair value on the balance sheet, as assets or liabilities, all contracts that meet the definition of a derivative instrument. Details of all JLEC derivative instruments (interest rate swaps) are provided in the following tables as of December 31, 2005, 2004 and 2003, and all such swaps qualify with 100% effectiveness as cash flow hedge for JLEC's variable interest rate loans. Therefore, in accordance with SFAS N degrees. 133, the changes in fair value of these interest rate swaps are reflected directly in Stockholders' Equity under "Other Comprehensive Income or (Loss)". JLEC determines fair value based upon market price estimations provided by the swap providers. JLEC estimates that our swap expenses in 2006 will be USD 5,337,622.

2005


                                 Fixed Rate   Current       Current      Settlement                  Forecast of
 Credit        Swap               Paid by    Libor Paid     Notional         and       Termination    Remaining      Valuation
Facility    Providers  Currency    JLEC       to JLEC        Amount     Amortization      Date        Payments        in Euro
----------  ---------  --------  ----------  ----------   -----------   ------------   -----------  ------------     ----------
World Bank     BNP       Euro     6.4115%     2.31813%     32,229,142     Quarterly     2/15/2013     5,018,993       3,633,143
               ABN       Euro     6.4175%     2.31813%     32,229,142     Quarterly     2/15/2013     5,026,350       3,651,524
               CSFB      Euro     6.4060%     2.31813%     32,229,142     Quarterly     2/15/2013     5,012,250       3,476,765
                                                           ----------                                ----------      ----------
                                                           96,687,425                                15,057,593      10,761,432
                                                           ----------                                ----------      ----------
ERG            BNP       Euro     6.4700%     2.31813%      6,021,011     Quarterly     2/15/2013       951,043         690,620
               ABN       Euro     6.4750%     2.31813%      6,021,011     Quarterly     2/15/2013       952,188         693,891
               CSFB      Euro     6.4680%     2.31813%      6,021,011     Quarterly     2/15/2013       950,585         663,435
                                                           ----------                                 ---------       ---------
                                                           18,063,034                                 2,853,816       2,047,947

                                                                                                 Total in Euro      12,809,379
                                                                                                                    ----------
                                                                                                 B/S FX rate X       1.17936
                                                                                                  Total in USD      15,106,813
                                                                                                                    ==========

2004

                                 Fixed Rate    Current      Current      Settlement                  Forecast of
 Credit        Swap                Paid by   Libor Paid    Notional         and        Termination    Remaining      Valuation
Facility    Providers  Currency     JLEC       to JLEC       Amount     Amortization       Date       Payments        in Euro
----------  ---------  --------  ----------  ----------   -----------   ------------   -----------   -----------     ----------
World Bank     BNP       Euro      6.4115%    2.17025%     36,674,540     Quarterly     2/15/2013      6,705,625      4,867,269
               ABN       Euro      6.4175%    2.17025%     36,674,540     Quarterly     2/15/2013      6,715,112      4,857,758
               CSFB      Euro      6.4060%    2.17025%     36,674,540     Quarterly     2/15/2013      6,696,930      4,681,464
                                                          -----------                                -----------     ----------
                                                          110,023,620                                 20,117,667     14,406,491

ERG            BNP       Euro      6.4700%    2.17025%      6,851,496     Quarterly     2/15/2013      1,270,016        925,233
               ABN       Euro      6.4750%    2.17025%      6,851,496     Quarterly     2/15/2013      1,271,493        923,161
               CSFB      Euro      6.4680%    2.17025%      6,851,496     Quarterly     2/15/2013      1,269,426        930,588
                                                           ----------                                 ----------     ----------
                                                           20,554,488                                  3,810,935      2,778,982

                                                                                                   Total in Euro     17,185,473
                                                                                                                     ----------
                                                                                                  B/S FX rate  X        1.36429
                                                                                                    Total in USD     23,445,919
                                                                                                                     ==========

2003

                                 Fixed Rate    Current      Current      Settlement                  Forecast of
 Credit        Swap                Paid by   Libor Paid    Notional         and        Termination    Remaining      Valuation
Facility    Providers  Currency     JLEC       to JLEC       Amount     Amortization       Date       Payments        in Euro
----------  ---------  --------  ----------  ----------   -----------   ------------   -----------   -----------     ----------
World Bank     BNP       Euro      6.4115%    2.16888%     41,119,939     Quarterly     2/15/2013     8,400,358       4,942,789
               ABN       Euro      6.4175%    2.16888%     41,119,939     Quarterly     2/15/2013     8,412,238       4,940,969
               CSFB      Euro      6.4060%    2.16888%     41,119,939     Quarterly     2/15/2013     8,389,468       4,733,058
                                                          -----------                                -----------     ----------
                                                          123,359,818                                25,202,063      14,616,816

ERG            BNP       Euro      6.4700%    2.16888%      7,681,980     Quarterly     2/15/2013     1,590,984         942,887
               ABN       Euro      6.4750%    2.16888%      7,681,980     Quarterly     2/15/2013     1,592,834         942,179
               CSFB      Euro      6.4680%    2.16888%      7,681,980     Quarterly     2/15/2013     1,590,245         950,471
                                                          -----------                                -----------     ----------
                                                           23,045,940                                 4,774,063       2,835,537

                                                                                                     Total in Euro    17,452,353
                                                                                                                     -----------
                                                                                                     B/S FX rate  X     1.26342
                                                                                                     Total in USD    22,049,599
                                                                                                                     ==========

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2005

21. CASH FLOWS FOR 2005

Reconciliation of net income to net cash from operating activities under the Direct Method is as follows :

                                                                              2005              2004              2003
                                                                               US$               US$               US$
                                                                           -----------       -----------       -----------
Net Income ..........................................................      111,561,388       125,193,694       119,850,319
Adjustment to reconcile Net Income to cash
       provided from operating activities :

         Depreciation and amortization ..............................        5,844,911         5,530,445         4,028,115
         Deferred taxes .............................................        5,057,003        (1,555,763)      (13,005,297)
         Lease Revenue ..............................................     (182,123,389)     (184,553,625)     (186,427,881)
         Finance tariff cash revenue ................................      216,790,731       213,372,941       246,405,730
         Changes in operating assets and liabilities:
              Inventories ...........................................        7,374,721       (20,769,958)        2,066,641
              Accounts receivable ...................................        9,650,275       (38,381,613)       (9,311,086)
              Prepayments ...........................................       (4,546,607)          819,616         1,996,086
              Accounts payable ......................................      (20,344,178)       28,070,653        21,732,263
              Unfunded pension obligation ...........................      (11,761,968)        3,903,961         4,185,183
              Other liabilities .....................................        3,509,238        (7,036,106)       (1,527,625)
              Effect of exchange rate changes .......................        5,367,876         1,616,716         1,824,028
                                                                           -----------       -----------       -----------
Net cash provided by operating activities.                                 146,380,000       126,210,962       191,816,478


22. UNCERTAINTIES AS OF DECEMBER 31, 2005

JLEC's corporate tax return, payroll tax and VAT returns for the years 2002 to 2005 are open to audit by the Moroccan Tax Authorities. JLEC is periodically involved in other legal, tax and other proceedings regarding matters arising in the ordinary course of business. JLEC believes that the outcome of these matters will not materially affect its results of operations or liquidity.

23. NEW ACCOUNTING STANDARDS

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payments" (FAS 123R). FAS 123R requires that JLEC recognizes the cost of share-based payments granted to employees measured at the grant-date fair value of the award. JLEC is required to adopt FAS 123R effective January 1, 2006 for all share-based grants made or modified after June 15, 2005, and for the unvested portion of outstanding share-based grants made prior to June 15, 2005. This new standard will not have any impact on the JLEC's accounts.

In December 2004, the FASB issued SFAS No. 153 "Exchanges of Non-Monetary Assets" as an amendment to APB Opinion No. 29 "Accounting for Non-Monetary Transactions." APB 29 prescribes that exchanges of non-monetary transactions should be measured based on the fair value of the assets exchanged, while providing an exception for non-monetary exchange of similar productive assets. SFAS 153 eliminates the exception provided in APB 29 and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. SFAS 153 is to be applied prospectively and is effective for all non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. JLEC does not expect any material effect upon the adoption of this new standard.